JOINT MARKETING AGREEMENT – Organic Treehouse Ltd. And All Good Foundation Ltd.

This Marketing Agreement (this “Agreement”) is entered into this 29th day of December, 2011 (the “Effective Date”) by and between Organic Treehouse Ltd. (formerly known as My Natural Baby Boutique Inc.), with offices at 120 Somerset Drive, Suffern, New York, United States and All Good Foundation Ltd. with offices at Room 901, Omega Plaza, 32 Dundas Street, Mongkok, Kowloon.  Organic Treehouse Ltd. and All Good Foundation Ltd. are sometimes referred to herein collectively as the “parties” or individually as a “party”.

A.	Organic Treehouse Ltd. provides, among other things, items for resale.

B.	All Good Foundation Ltd. provides, among other things, marketing services.

C.	The parties wish to enter into this Agreement to cooperate in certain co-marketing activities.

NOW, THEREFORE, in consideration of the above premises, the representations, warranties and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Marketing and Promotional Activities.  To the extent indicated on Exhibit A hereto, the parties agree to use commercially reasonable efforts to engage in the marketing and promotional activities described on Exhibit A hereto.

2.	[Trademarks;] Reservation of Rights.

2.1 Materials.  To the extent indicated on Exhibit A, each party will provide the other party with electronic files containing the trademarks, logos and trade names of such party to be used under this Agreement.

2.2 License by Organic Treehouse Ltd.  Subject to the terms and conditions of this Agreement, Organic Treehouse Ltd. hereby grants to All Good Foundation Ltd. a non-exclusive, non-assignable, non-sublicenseable, royalty-free, paid up, limited license in Hong Kong to use and display Organic Treehouse’s Marks solely as necessary to perform Company’s obligations under this Agreement and as specifically described on Exhibit A.

2.3 Licensee will not, at any time during or after this Agreement, register, attempt to register, claim any interest in, contest the use of, or otherwise adversely affect the validity of any of Licensor’s Marks (including, without limitation, any act or assistance to any act, which may infringe or lead to the infringement of any such Marks).

2.4 Reservation of Rights.  The parties acknowledge and agree that, except of the rights and licenses expressly granted by each party to the other party under this Agreement, each party will retain all right, title and interest in and to its products, services, Marks, and all content, information and other materials on its website(s), and nothing contained in this Agreement will be construed as conferring upon such party, by implication, operation of law or otherwise, any other license or other right.

3.	Warranties; Limitation of Liability.

3.1 Warranties.  Each party represents and warrants to the other that (a) it has the full power to enter into this Agreement and to perform its obligations hereunder, (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, and (c) this Agreement does not contravene, violate or conflict with any other agreement of such party.

3.2 Disclaimer.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THIS AGREEMENT, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, TITLE, ANY WARRANTIES ARISING OUT OF A COURSE OF PERFORMANCE, DEALING OR TRADE USAGE, AND THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION.

3.3 Limitation of Liability.  EXCEPT FOR THE PARTIES’ OBLIGATIONS PURSUANT TO SECTION 4, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, PUNITIVE, INCIDENTAL, OR INDIRECT DAMAGES, OR ANY DAMAGES FOR LOST DATA, BUSINESS INTERRUPTION, LOST PROFITS, LOST REVENUE OR LOST BUSINESS, ARISING OUT OF OR IN CONNEC TION WITH THIS ASGREEMENT, HOWEVER, CAUSED AND BASED ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

4. No Agency; [No Disparagement].

Notwithstanding anything in this Agreement, neither party will make any claims, representations or warranties on behalf of the other party or bind the other party, and neither party is authorized to do so by this Agreement.  The relationship between the parties will be that of independent contractors.  Nothing contained herein will be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party will have the right, power or authority to bind or create any obligation, express or implied, on behalf of the other party.  During the term of this Agreement, each party shall not make any public statements disparaging the other party’s [Marks], products or services.

5.	Indemnification. Except as expressly set forth in this Section 5, neither party shall have any obligations to indemnify the other party.

5.1 By Company.  All Good Foundation agrees to indemnify and hold harmless Organic Treehouse Ltd. from and against any and all claims, damages, liabilities, losses, judgments, costs, and attorneys’ fees arising directly out of, or relating to; (a) Company’s gross negligence or willful misconduct in engaging in the marketing and promotional activities described in Section 1 hereof.

5.2 By Organic Treehouse Ltd.  Organic Treehouse  Ltd. agrees to indemnify and hold harmless Company from and against any and all claims, damages, liabilities, losses, judgments, costs, and attorneys’ fees arising directly out of, or relating to: (a) Organic Treehouse Ltd.’s gross negligence or willful misconduct in engaging in the marketing and promotional activities described in Section 1 hereof.

6.	Term and Termination.

6.1 Term.  This Agreement will be in effect for a 1 (one) year term commencing on the Effective Date unless earlier terminated pursuant to this Section 6.

6.2 Fees.  Organic Treehouse Ltd. agrees to pay quarterly fee of $15,000.00 starting January 1, 2012 for the services described in Exhibit A.

6.3 Termination For Cause.  Either party, for any reason, may terminate this Agreement upon thirty (30) days prior written notice to the other party.

7.	General.

7.1 Confidential Information.  The disclosure and use of any confidential information exchanged by the parties is governed by a separate confidentiality agreement entered into by the parties.

7.2 Waiver; Severability.  No waiver of a party’s rights shall be effective unless such waiver is in writing signed by the waiving party.  If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, illegal, against public policy or is otherwise unenforceable, the reminder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

7.3 Assignment.  Either party shall have the right to assign this Agreement provided that such party provides prior written notice of such assignment to the other party.

7.4 Notices.  Any notice required or permitted to be given by either party under this Agreement shall be in writing and sent to each party at its address or facsimile number set forth in the first paragraph of this Agreement, or such new address or facsimile number as may from time to time be supplied by the parties hereto in accordance with this Section 7.4.

7.5 Captions; Entire Agreement; Amendment.  The captions or headings of the Sections of this Agreement are for reference only and are not to be construed in any way as part of this Agreement.  This Agreement constitutes the complete understanding and agreement of the parties and supersedes all prior and contemporaneous negotiations, understandings and agreements with respect to the subject matter of this Agreement.  Any modification or amendment of any provision of this Agreement will be effective only if in writing and signed by an authorized representative of both parties.

7.6 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have executed this Marketing Agreement as of the date first written above.

Organic Treehouse Ltd.                                                 All Food Foundation Limited
                                                                                             For and on behalf of
                                                                                             ALL GOOD FOUNDATION LIMITED

By:  /s/ Sophia Movshina                                                      /s/ Gary Sze Wai Yan
Name:  Sophia Movshina                                                           Authorized Signature(s)
                                                                                        By: __________________________________
Title:  President and Principal Accounting                    Title:  Director
Officer

Exhibit A

Marketing and Promotional Activities

The parties will engage in the marketing and promotional activities which are marked by an “X” below:

“X”     Description of Activity

X        Development of joint marketing materials

X        Endorsement and introduction of products sold by Organic Treehouse Ltd. to other party’s customers

X        Endorsement and introduction of Organic Treehouse Ltd. to other party’s sales agents and representatives

X        Training of, and support provided to, the other party’s sales personnel

X        Joint attendance/sponsoring of trade shows, conventions, conferences, and other events agreed by the parties

__       Other: